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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 16, 2003

                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             000-30578                                  98-0208374
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      (Commission File Number)             (I.R.S. Employer Identification No.)



           337 Magna Drive, Aurora, Ontario, Canada         L4G 7K1
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           (Address of Principal Executive Offices)        (Zip Code)



                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 16, 2003, Magna Entertainment Corp. completed the previously announced purchase of the shares of Flamboro Downs Holdings Limited, the owner and operator of Flamboro Downs.

The full text of the press  release  issued by the  Registrant  is  attached  as
Exhibit 99 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit 99   Copy of the Registrant's press release dated April 16, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MAGNA ENTERTAINMENT CORP.
                                                        (Registrant)


Date: April 22, 2003                       by:         /s/Gary M. Cohn
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                                                   Gary M. Cohn, Secretary